UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 23, 2008

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26901 Malibu Hills Road

Calabasas Hills, California 91301

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(818) 871-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.02                                       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated October 23, 2008, The Cheesecake Factory Incorporated announced financial results for the Company’s third quarter of fiscal 2008, which ended on September 30, 2008.

The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

ITEM 8 – OTHER EVENTS

ITEM 8.01                                       OTHER EVENTS

In a press release dated October 24, 2008, The Cheesecake Factory Incorporated announced the opening of its newest Cheesecake Factory restaurant at the Towson Town Center in Towson, Maryland, a suburb of Baltimore, on October 23, 2008. The restaurant contains approximately 10,700 square feet and 290 seats.

The full text of the press release is attached as Exhibit 99.2 to this report and is hereby incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1         Press release dated October 23, 2008 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2008”

99.2         Press release dated October 24, 2008 entitled, “The Cheesecake Factory Opens in Towson, Maryland”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2008	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ CHERYL M. SLOMANN
Cheryl M. Slomann
Interim Chief Financial Officer and Vice President, Controller

EXHIBIT INDEX

Exhibit	Description
99.1	Press release dated October 23, 2008 entitled, “The Cheesecake Factory Reports Results for Third Quarter of Fiscal 2008”

99.2	Press release dated October 24, 2008 entitled, “The Cheesecake Factory Opens in Towson, Maryland”